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                                                                 EXHIBIT 10.11



                                 EXHIBIT 10.11

                           TRIDENT MICROSYSTEMS, INC.

                       1996 NONSTATUTORY STOCK OPTION PLAN


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                           TRIDENT MICROSYSTEMS, INC.

                       1996 NONSTATUTORY STOCK OPTION PLAN

         1. Establishment and Purposes of Plan. The Trident Microsystems, Inc. 1996 Nonstatutory Stock Option Plan (the "Plan") is hereby established effective as of January 17, 1996 (the "Effective Date"). The purposes of the Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to the Employees and Consultants of the Company and to promote the success of the Company's business. Options granted hereunder shall be only Nonstatutory Stock Options.

         2. Definitions. As used herein, the following definitions shall apply:

                  (a) "Board" shall mean the Committee, if one has been appointed, or the Board of Directors of the Company, if no Committee is appointed.

                  (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

                  (c) "Committee" shall mean the Committee appointed by the Board of Directors in accordance with paragraph (a) of Section 4 of the Plan, if one is appointed.

                  (d) "Common Stock" shall mean the Common Stock of the Company.

                  (e) "Company" shall mean Trident Microsystems, Inc., a Delaware corporation.

                  (f) "Consultant" shall mean any person who is engaged by the Company or any Parent or Subsidiary to render consulting services and is compensated for such consulting services.

                  (g) "Continuous Status as an Employee or Consultant" shall mean the absence of any interruption or termination of service as an Employee or Consultant. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of sick leave, military leave, or any other leave of absence approved by the Board; provided that such leave is for a period of not more than 90 days or reemployment upon the expiration of such leave is guaranteed by contract or statute.

                  (h) "Employee" shall mean any person employed by the Company or any Parent or Subsidiary of the Company.

                  (i) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (j) "Nonstatutory Stock Option" shall mean an Option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.



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                  (k) "Option" shall mean a stock option granted pursuant to the
Plan.

                  (l) "Option Agreement" shall mean a written agreement between the Company and an Optionee setting forth the terms, conditions and restrictions of the Option granted to the Optionee and any shares acquired upon the exercise thereof.

                  (m) "Optioned Stock" shall mean the Common Stock subject to an Option.

                  (n) "Optionee" shall mean an Employee or Consultant who receives an Option.

                  (o) "Parent" shall mean a "parent corporation", whether now or hereafter existing, as defined in Section 424(e) of the Code.

                  (p) "Plan" shall mean this 1996 Nonstatutory Stock Option
Plan.

                  (q) "Share" shall mean a share of the Common Stock, as adjusted in accordance with Section 11 of the Plan.

                  (r) "Subsidiary" shall mean a "subsidiary corporation", whether now or hereafter existing, as defined in Section 424(f) of the Code.

         3. Stock Subject to the Plan. Subject to the provisions of Section 11 of the Plan, the maximum aggregate number of shares may be issued under the Plan shall be 1,500,000 and shall consist of authorized but unissued or reacquired shares of Common Stock or any combination thereof.

         If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares which were subject thereto shall, unless the Plan shall have been terminated, become available for future grant under the Plan. Notwithstanding any other provision of the Plan, shares issued under the Plan and later repurchased by the Company shall not become available for future grant or sale under the Plan.

         4. Administration of the Plan.

                  (a) Procedure. The Plan shall be administered by the Board of Directors of the Company. The Board of Directors may appoint a Committee consisting of not less than two members of the Board of Directors to administer the Plan on behalf of the Board of Directors and to exercise any or all of the powers set forth in paragraph (b), subject to such terms and conditions as the Board of Directors may prescribe. From time to time the Board of Directors may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefor, fill vacancies however caused, or remove all members of the Committee and thereafter directly administer the Plan. The Board of Directors may delegate to the Chief Executive Officer the authority to


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grant Options under the Plan; provided, however, that (i) the Chief Executive
Officer shall not grant an Option to himself or to any other person subject to
Section 16 under the Exchange Act, and (ii) the Chief Executive Officer shall not grant Options to any one person for more than 30,000 shares without approval of the Board of Directors.

                  (b) Powers of the Board. Subject to the provisions of the Plan, the Board shall have the authority, in its discretion: (i) to determine, upon review of relevant information and in accordance with Section 8(b) of the Plan, the fair market value of the Common Stock; (ii) to determine the exercise price per share of Options to be granted, which exercise price shall be determined in accordance with Section 8(a) of the Plan; (iii) to determine the Employees or Consultants to whom, and the time or times at which, Options shall be granted and the number of Shares to be represented by each Option; (iv) to interpret the Plan; (v) to prescribe, amend and rescind rules and regulations relating to the Plan; (vi) to determine the terms and provisions of each Option granted (which need not be identical) and to modify or amend each Option including the exercise price thereof; (vii) to accelerate or defer (with the consent of the Optionee) the exercise date of any Option, consistent with the provisions of Section 5 of the Plan; (viii) to authorize any person to execute on behalf of the Company any instrument required to effectuate the grant of an Option previously granted by the Board; and (ix) to make all other determinations deemed necessary or advisable for the administration of the Plan.

                  (c) Effect of Board's Decision. All decisions, determinations and interpretations of the Board shall be final and binding on all Optionees and any other holders of any Options granted under the Plan.

         5. Eligibility.

                  (a) Options may be granted only to Employees and/or Consultants, who, at the time an Option is granted to such person, is not an officer or a director of the Company or any other person whose transactions in Common Stock are subject to Section 16 of the Exchange Act. An Employee or Consultant who has been granted an Option may, if he is otherwise eligible, be granted an additional Option or Options.

                  (b) The Plan shall not confer upon any Optionee any right with respect to continuation of any employment or consulting relationship with the Company, nor shall it interfere in any way with the Optionee's right or the Company's right to terminate his employment or consulting relationship at any time, with or without cause.

         6. Term of Plan. The Plan shall continue in effect until the earlier of its termination by the Board or the date on which all of the Shares available for issuance under the Plan have been issued and all restrictions on such shares under the terms of the Plan and the agreements evidencing Options granted under the Plan have lapsed.

         7. Term of Option. The term of each Option shall be ten (10) years from the effective date of grant thereof or such shorter term as may be provided in the Option Agreement.



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         8. Exercise Price and Forms of Payment.

                  (a) The per Share exercise price for the Shares to be issued pursuant to exercise of an Option shall be such price as is determined by the Board, but shall be no less than 85% of the fair market value per Share on the effective date of grant.

                  (b) The fair market value shall be determined by the Board in its discretion; provided, however, that where there is a public market for the Common Stock, the fair market value per Share shall be the mean of the bid and asked prices (or the closing price per share if the Common Stock is listed on the National Association of Securities Dealers Automated Quotation ("NASDAQ") National Market System) of the Common Stock for the date of grant, as reported in the Wall Street Journal (or, if not so reported, as otherwise reported by the NASDAQ System) or, in the event the Common Stock is listed on a stock exchange, the fair market value per Share shall be the closing price on such exchange on the date of grant of the Option, as reported in the Wall Street Journal.

                  (c) Payment of the exercise price for the number of Shares being purchased pursuant to any Option shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of shares of Common Stock owned by the Optionee having a value, as determined by the Board (but without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company), not less than the exercise price, (iii) by the Optionee's promissory note in a form approved by the Company, (iv) by the assignment of the proceeds of a sale or loan with respect to some or all of the shares being acquired upon the exercise of the Option (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System) (a "Cashless Exercise"), or (v) by any combination thereof. The Board may at any time or from time to time grant Options which do not permit all of the foregoing forms of consideration to be used in payment of the exercise price and/or which otherwise restrict one (1) or more forms of consideration.

                           (i) Notwithstanding the foregoing, an Option may not
be exercised by tender to the Company of shares of Common Stock to the extent such tender of Common Stock would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. Unless otherwise provided by the Board, an Option may not be exercised by tender to the Company of shares of Common Stock unless such shares either have been owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                           (ii) No promissory note shall be permitted if the
exercise of an Option using a promissory note would be a violation of any law. Any permitted promissory note shall be on such terms as the Board shall determine at the time the Option is granted. The Board shall have the authority to permit or require the Optionee to secure any promissory note used to exercise an Option with the Shares acquired upon



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the exercise of the Option or with other collateral acceptable to the Company.
Unless otherwise provided by the Board, if the Company at any time is subject to the regulations promulgated by the Board of Governors of the Federal Reserve System or any other governmental entity affecting the extension of credit in connection with the Company's securities, any promissory note shall comply with such applicable regulations, and the Optionee shall pay the unpaid principal and accrued interest, if any, to the extent necessary to comply with such applicable regulations.

                           (iii) The Company reserves, at any and all times, the
right, in the Company's sole and absolute discretion, to establish, decline to approve or terminate any program or procedures for the exercise of Options by means of a Cashless Exercise.

         9. Exercise of Option.

                  (a) Exercisability. Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Board, including performance criteria with respect to the Company and/or the Optionee, and as shall be permissible under the terms of the Plan; provided, however, that subject to the authority of the Board of Directors or Committee to provide for a more accelerated schedule of dates of exercisability, all Options shall be exercisable cumulatively as to 20% of the Shares upon the first anniversary of the date of grant, 40% upon the second anniversary, 60% upon the third anniversary, 80% upon the fourth anniversary, and 100% upon the fifth anniversary.

                  (b) Procedure for Exercise; Rights as a Stockholder. An Option shall be deemed to be exercised when written notice of such exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by the Company. Full payment may, as authorized by the Board, consist of any consideration and method of payment allowable under Section 8(c) of the Plan. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the stock certificate evidencing such Shares, no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 of the Plan.

                  (c) Termination of Status as an Employee or Consultant. In the event of termination of an Optionee's Continuous Status as an Employee or Consultant (as the case may be), such Optionee may, but only within such period of time as is determined by the Board, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent that he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of such



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termination, or if he does not exercise such Option within the time specified, the Option shall terminate.

                  (d) Disability of Optionee. Notwithstanding the provisions of
Section 9(c) above, in the event of termination of an Optionee's Continuous Status as an Employee or Consultant as a result of his total and permanent disability (as defined in Section 22(e)(3) of the Code), he may, but only within such period of time not exceeding twelve (12) months as is determined by the Board, after the date of such termination (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), exercise his Option to the extent he was entitled to exercise it at the date of such termination. To the extent that he was not entitled to exercise the Option at the date of termination, or if he does not exercise such Option within the time specified, the Option shall terminate.

                  (e) Death of Optionee. In the event of the death of an
Optionee:

                           (i) during the term of the Option who is at the time
of his death an Employee or Consultant of the Company and who shall have been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, within such period as the Board may determine (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had the Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death; or

                           (ii) within such period of time as is determined by
the Board, after the termination of Continuous Status as an Employee or Consultant, the Option may be exercised, at any time following the date of death as determined by the Board (but in no event later than the date of expiration of the term of such Option as set forth in the Option Agreement), by the Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         10. Non-Transferability of Options. The Option may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

         11. Adjustments Upon Changes in Capitalization or Merger. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, as well as the price per share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split,



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reverse stock split, stock dividend, combination, recapitalization or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option.

         In the event of the proposed dissolution or liquidation of the Company, the Board shall notify the Optionee at least fifteen (15) days prior to such proposed action. To the extent it has not been previously exercised, the Option will terminate immediately prior to the consummation of such proposed action. In the event of a merger of the Company with or into another corporation, the Option shall be assumed or an equivalent option shall be substituted by such successor corporation or a parent or subsidiary of such successor corporation. In the event that such successor corporation, parent or subsidiary does not agree to assume the Option or to substitute an equivalent option, the Board shall, in lieu of such assumption or substitution, provide for the Optionee to have the right to exercise the Option as to all of the Optioned Stock, including Shares as to which the Option would not otherwise be exercisable. If the Board makes an Option fully exercisable in lieu of assumption or substitution in the event of a merger, the Board shall notify the Optionee that the Option shall be fully exercisable for a period of fifteen (15) days from the date of such notice, and the Option will terminate upon the expiration of such period.

         12. Time of Granting Options. The effective date of grant of an Option shall for all purposes be, in the discretion of the Board, either (a) the date on which the Board makes the determination granting such Option if an immediate grant is intended or (b) a particular date determined by the Board if a grant is intended to become effective on a subsequent date. Notice of the determination shall be given to each Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such determination.

         13. Amendment and Termination of the Plan.

                  (a) Amendment and Termination. The Board may amend or terminate the Plan from time to time in such respects as the Board may deem advisable.

                  (b) Effect of Amendment or Termination. Any such amendment or termination of the Plan shall not adversely affect Options already granted, unless mutually agreed otherwise between the Optionee and the Board, which agreement must be in writing and signed by the Optionee and the Company.

         14. Conditions Upon Issuance of Shares. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and



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delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

         As a condition to the exercise of an Option, the Company may require the person exercising such Option to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation, and to make any representation or warranty with respect thereto as may be requested by the Company.

         15. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

         The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any lia bility in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

         16. Options Agreement. Options shall be evidenced by written Option Agreements in such form as the Board or the Committee shall approve.

         17. Information to Optionees. The Company shall provide to each Optionee, during the period for which such Optionee has one or more Options outstanding, copies of all annual reports and other information which are provided to all stockholders of the Company. The Company shall not be required to provide such information if the issuance of Options under the Plan is limited to key employees whose duties in connection with the Company assure their access to equivalent information.

         IN WITNESS WHEREOF, the undersigned Secretary of Trident Microsystems, Inc. certifies that the foregoing is the Trident Microsystems, Inc. 1996 Nonstatutory Stock Option Plan as duly adopted by the Board of Directors of the Company on January 17, 1996



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                                  PLAN HISTORY

January 17, 1996   Board adopts Plan with a share reserve of 1,500,000 Shares.




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                                 EXHIBIT 10.11

                                STANDARD FORM OF
                      NONSTATUTORY STOCK OPTION AGREEMENT
                                 FOR USE UNDER
                           TRIDENT MICROSYSTEMS, INC.
                      1996 NONSTATUTORY STOCK OPTION PLAN


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                           TRIDENT MICROSYSTEMS, INC.
                       NONSTATUTORY STOCK OPTION AGREEMENT

         Trident Microsystems, Inc., a Delaware corporation (the "Company"), has granted Cheng-Shie Wang (the "Optionee") an option (the "Option") to purchase a total of 10,000 shares of Common Stock (the "Shares") subject to the terms, definitions and provisions of the Trident Microsystems, Inc. 1996 Nonstatutory Stock Option Plan (the "Plan") adopted by the Company, which are incorporated herein by reference. The terms defined in the Plan shall have the same defined meanings herein.

         1. Nature of the Option. This Option is intended by the Company and the Optionee to be a Nonstatutory Stock Option, and does not qualify for any special tax benefits to the Optionee. This Option is not an incentive stock option within the meaning of Section 422 of the Code.

         2. Exercise Price. The exercise price is $ 16.00 for each share of Common Stock, which price is not less than the fair market value per share of the Common Stock on the date of grant.

         3. Exercise of Option. The Option shall be exercisable during the term specified in Section 11 below as follows, subject to the other terms of the
Option:

                  (a)      Right to Exercise.

                           (i) Except as otherwise provided herein, the Option
shall be exercisable cumulatively according to the following vesting schedule:

                                    (A) no Shares prior to April 23, 1997 ;


                                    (B) twenty-five percent (25%) of the Shares
on and after the date in clause (A);

                                    (C) twenty-five percent (25%) of the Shares
on and after the date which is twelve (12) months after the date in clause (A);

                                    (D) twenty-five percent (25%) of the Shares
on and after the date which is twenty-four (24) months after the date in clause
(A);

                                    (E) twenty-five percent (25%) of the Shares
on and after the date which is thirty-six (36) months after the date in clause
(A).

                           (ii) Limitations on Exercise.

                                    (A) The Option may not be exercised more
than once in any calendar quarter; provided, however, that the foregoing restriction shall not apply so



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as to prevent an exercise (1) following the termination of an Optionee's service as an Employee or Consultant as provided in Section 7, (2) following a termination of service due to disability as provided in Section 8, (3) in the event of the death of the Optionee as provided in Section 9, or (4) during the fifteen (15) day period immediately preceding a proposed dissolution, liquidation or merger as provided in the Plan.

                                    (B) The Option may not be exercised as to
less than one hundred (100) shares at any one time or, if less, the number of shares remaining exercisable pursuant to the Option.

                                    (C) The Option may not be exercised for a
fraction of a share.

                                    (D) In the event of Optionee's death,
disability or other termination of employment, the exercisability of the Option is governed by Sections 7, 8 and 9 below.

                                    (E) In no event may the Option be exercised
after the date of expiration of the term of the Option as set forth in Section 11 below.

                  (b) Method of Exercise. The Option shall be exercisable by written notice, in the form attached hereto signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company, accompanied by payment of the exercise price.

         No shares will be issued pursuant to the exercise of an Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such Shares. The certificate or certificates for the Shares as to which the Option is exercised shall be registered in the name of the Optionee, or, if applicable, the heirs of the Optionee.

         4. Method of Payment. Payment of the purchase price shall be made (i) in cash, by check, or cash equivalent, (ii) by tender to the Company of whole shares of the Company's Common Stock owned by the Optionee having a Fair Market Value (as determined by the Company without regard to any restrictions on transferability applicable to such stock by reason of federal or state securities laws or agreements with an underwriter for the Company) not less than the exercise price, (iii) by means of a Cashless Exercise, as defined below, or
(iv) by any combination of the foregoing.

                  (a) Notwithstanding the foregoing, the Option may not be exercised by tender to the Company of shares of Common Stock to the extent such tender of shares would constitute a violation of the provisions of any law, regulation or agreement restricting the redemption of the Company's stock. The Option may not be exercised by tender to the Company of shares of Common Stock unless such shares either have been



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owned by the Optionee for more than six (6) months or were not acquired, directly or indirectly, from the Company.

                  (b) A "Cashless Exercise" means the assignment in a form acceptable to the Company of the proceeds of a sale or loan with respect to some or all of the shares of Stock acquired upon the exercise of the Option pursuant to a program or procedure approved by the Company (including, without limitation, through an exercise complying with the provisions of Regulation T as promulgated from time to time by the Board of Governors of the Federal Reserve System). The Company reserves, at any and all times, the right, in the Company's sole and absolute discretion, to decline to approve or terminate any such program or procedure.

         5. Tax Withholding. At the time the Option is exercised, in whole or in part, or at any time thereafter as requested by the Company, the Optionee hereby authorizes payroll withholding and otherwise agrees to make adequate provision for foreign, federal and state tax withholding obligations, if any, which arise in connection with the Option, including, without limitation, obligations arising upon (i) the exercise, in whole or in part, of the Option, (ii) the transfer, in whole or in part, of any Shares acquired on exercise of the Option,
(iii) the operation of any law or regulation providing for the imputation of interest, or (iv) the lapsing of any restriction with respect to any shares acquired on exercise of the Option.

         6. Restrictions on Grant and Exercise. The grant of the Option and the issuance of the Shares upon exercise of the Option shall be subject to compliance with all applicable requirements of federal or state law with respect to such securities. The Option may not be exercised if the issuance of Shares upon such exercise would constitute a violation of any applicable federal or state securities laws or other law or regulations. In addition, no Option may be exercised unless (i) a registration statement under the Securities Act of 1933, as amended (the "Securities Act"), shall at the time of exercise of the Option be in effect with respect to the Shares issuable upon exercise of the Option or
(ii) in the opinion of legal counsel to the Company, the Shares issuable upon exercise of the Option may be issued in accordance with the terms of an applicable exemption from the registration requirements of the Securities Act. As a condition to the exercise of the Option, the Company may require the Optionee to satisfy any qualifications that may be necessary or appropriate, to evidence compliance with any applicable law or regulation and to make any representation or warranty with respect thereto as may be requested by the Company.

         7. Termination of Status as an Employee or Consultant. If the Optionee ceases to serve as an Employee or Consultant for any reason, except death or permanent and total disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within thirty (30) days after the date the Optionee ceases to be an Employee or Consultant of the Company (and in no event later than the date of expiration of the term of the Option as set forth in Section 11 below), exercise the Option to the extent that the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or


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if the Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

         8. Disability of Optionee. Notwithstanding the provisions of Section 7 above, if the Optionee is unable to continue his or her employment or consulting relationship with the Company as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), the Optionee may, but only within twelve (12) months from the date of termination of the employment or consulting relationship (and in no event later than the date of expiration of the term of the Option as set forth in Section 11 below), exercise the Option to the extent the Optionee was entitled to exercise it at the date of such termination. To the extent that the Optionee was not entitled to exercise the Option at the date of termination, or if the Optionee does not exercise the Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

         9. Death of Optionee. In the event of the death of the Optionee:

                  (a) during the term of the Option while an Employee or Consultant of the Company and having been in Continuous Status as an Employee or Consultant since the date of grant of the Option, the Option may be exercised, at any time within twelve (12) months following the date of death (but in no event later than the date of expiration of the term of the Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living and remained in Continuous Status as an Employee or Consultant twelve (12) months after the date of death; or

                  (b) within three (3) months after the termination of the Optionee's Continuous Status as an Employee or Consultant, the Option may be exercised, at any time within six (6) months following the date of death (but in no event later than the date of expiration of the term of the Option as set forth in Section 11 below), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

         To the extent that an Option subject to this Section 9 is not exercisable or is not exercised, the Option shall terminate.

         10. Non-Transferability of Option. The Option may not be transferred in any manner otherwise than by will or by the laws of descent and distribution and may be exercised during the lifetime of the Optionee only by the Optionee. The terms of the Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee.

         11. Term of Option. The Option may not be exercised more than ten (10) years from the effective date of grant of the Option, and may be exercised during such term only in accordance with the Plan and the terms of the Option.

         12. Rights as a Stockholder, Employee or Consultant. The Optionee shall have no rights as a stockholder with respect to any Shares covered by the Option until the date of the issuance of a certificate or certificates for the Shares for which the Option has been exercised. No adjustment shall be made for dividends or distributions or other rights for which the record date is prior to the date such certificate or certificates are issued, except as provided in
Section 11 of the Plan. Nothing in the Option shall confer upon the Optionee any right to continue in the employ of the Company or interfere in any way with any right of the Company to terminate the Optionee's employment or consulting relationship at any time.

         13. Legends. The Company may at any time place legends referencing any applicable federal or state securities law restrictions on all certificates representing Shares subject to the provisions of this Option Agreement. The Optionee shall, at the request of the Company, promptly present to the Company any and all certificates representing Shares acquired pursuant to the Option in the possession of the Optionee in order to effectuate the provisions of this paragraph.

         14. Termination or Amendment. The Board, including any duly appointed committee of the Board, may terminate or amend the Plan and/or the Option at any time; provided, however, that no such termination or amendment may adversely affect the Option or any unexercised portion hereof without the consent of the Optionee.

         15. Integrated Agreement. This Option Agreement and the Plan constitute the entire understanding and agreement of the Optionee and the Company with respect to the subject matter contained herein, and there are no agreements, understandings, restrictions, representations, or warranties among the Optionee and the Company with respect to such subject matter other than those as set forth or provided for herein. To the extent contemplated herein, the provisions of this Option Agreement shall survive any exercise of the Option and shall remain in full force and effect.

         16. Applicable Law. This Option Agreement shall be governed by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within the State of California.

DATE OF GRANT: April 29, 1996



                                                 TRIDENT MICROSYSTEMS, INC.,
                                                 a Delaware corporation

                                                 By:
                                                     --------------------------
                                                     President

         The Optionee acknowledges receipt of a copy of the Plan and represents that the Optionee is familiar with the terms and provisions of this Option Agreement and the Plan, and hereby accepts this Option subject to all of the terms and provisions thereof. The Optionee understands that the Option does not confer any right to continued employment. The Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under this Option Agreement.

         Dated:
               ------------------------


                                                     ---------------------------
                                                     Optionee

                            NONSTATUTORY STOCK OPTION
                               NOTICE OF EXERCISE

To:      Secretary
         Trident Microsystems, Inc.

         I hereby exercise my Option to purchase the number of shares (the "Shares") of Common Stock of Trident Microsystems, Inc. (the "Company") set opposite my signature below. Full payment for the Shares in the manner set forth in my Option Agreement accompanies this notice.

         I hereby authorize payroll withholding and otherwise will make adequate provision for foreign, federal and state tax withholding obligations, if any, as more fully set forth in my Option Agreement.

         I understand that the Shares are being purchased pursuant to the terms of the Trident Microsystems, Inc. 1996 Nonstatutory Stock Option Plan and my Option Agreement, copies of which I have received and carefully read and understand.


Date of Exercise:
                  ---------------------
Date of Option Agreement:
                         --------------
Shares Being Purchased:
                       ----------------

Price per Share: $
                  ---------------------

                                                  ------------------------------
                                                  Signature

                                                  ------------------------------
                                                  Print Name

                                                  ------------------------------
                                                  Social Security Number

                                                  ------------------------------
                                                  Address

                                                  ------------------------------